UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                            U.S.B. HOLDING CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


          ----------------------------------------------------------------------

     (4)  Date Filed:


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

                            U.S.B. HOLDING CO., INC.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                                  May 21, 2003

To the Stockholders of U.S.B. Holding Co., Inc.:

      At the direction of the Board of Directors of U.S.B. Holding Co., Inc. (the "Company"), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901 on May 21, 2003 at 10:00 a.m. (local time), for the purpose of considering and voting upon the following matters:

            1. Election of three directors, constituting Class III members of the Board of Directors, to a three-year term of office.

            2. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                              By order of the Board of Directors


                                              /s/ Michael H. Fury, Secretary

                                              Michael H. Fury, Secretary

April 24, 2003

      YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AT THAT TIME, IF YOU WISH.

                            U.S.B. HOLDING CO., INC.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2003

      This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of U.S.B. Holding Co., Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. (local time) on Wednesday, May 21, 2003, at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901, and at any adjournments thereof. The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are being mailed to the stockholders on or about April 24, 2003. The Annual Report of the Company for the year 2002 has been furnished to stockholders with this Proxy Statement.

      At the Meeting, three Class III directors will be elected to the Board of Directors to serve for a three-year term (until the 2006 Annual Meeting of Stockholders), with each director to hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

                            VOTING RIGHTS AND PROXIES

      The Board of Directors has fixed the close of business on April 17, 2003, as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 18,638,853 shares of common stock, $0.01 par value per share ("Common Stock"), which is the Company's only authorized and outstanding class of stock entitled to vote at the Meeting.

      A majority of the outstanding shares of Common Stock is required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Each outstanding share of Common Stock is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will be disregarded and have no effect on the outcome of the election of directors.

      If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions.

      Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to exercise of the authority conferred thereby. Revocation may be made effective by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company at the principal offices of the Company prior to exercise of the Proxy a written notice of revocation or a later-dated, properly executed proxy.

      The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company or of Union State Bank (the "Bank"), the Company's commercial banking subsidiary. The Company will bear all costs of soliciting proxies. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expense in forwarding proxy materials to stockholders and obtaining their proxies.

                          ITEM 1: ELECTION OF DIRECTORS

      Three directors, Mr. Thomas E. Hales, Mr. Raymond J. Crotty and Mr. Michael H. Fury, constituting Class III members of the Board of Directors, are proposed to be elected to serve for a three-year term (until the 2006 Annual Meeting of Stockholders), with each to hold office until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal.

      The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors, as nearly equal in number as possible, with terms expiring in successive years. There are currently two Class I directors with terms expiring in 2004, three Class II directors with terms expiring in 2005 and three Class III directors with terms expiring at this meeting, making a total of eight directors.

      All proxies which are timely received in proper form will be voted FOR the Board's nominees for director, unless contrary instructions are given. All nominees are presently directors of the Company. If any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the votes which would have been cast for the nominee not serving will be cast for the substitute nominee.

      The following information is furnished with respect to each of the Board's nominees for Class III directors, and the Class I and Class II directors continuing in office.

                              NOMINEES FOR DIRECTOR

                                                 CLASS III
                                         (Terms Expiring in 2003)

                                                                                             Served as a
                      Name, Age, Other Positions with the Company                          Director of the
        and the Bank and Principal Occupation for at least the Past Five Years              Company Since
        ----------------------------------------------------------------------             ---------------
Thomas E. Hales, 66........................................................................   1982
     Chairman of the Board and Chief Executive Officer of the Company (since 1982);
     Chairman of the Board of the Bank (since 1981); Chief Executive Officer of the
     Bank (since 1983); President of the Company and the Bank (since 1984).

Raymond J. Crotty, 55......................................................................   1996
     Senior Executive Vice President, Chief Credit Officer and Assistant Secretary of the
     Company and the Bank (since 1997); Executive Vice President, Chief Credit Officer and Assistant Secretary of the Company and the Bank (1995 to 1997 and 1992 to
     1997, respectively); Senior Vice President and Chief Credit Officer of the Bank
     (1988 to 1992); Director of the Bank (since 1995).

Michael H. Fury, 76........................................................................   1982
     Attorney, Senior Partner of the law firm of Fury, Kennedy & Griffin, Pearl
     River, NY (since 1955); Secretary of the Company and the Bank (since 1985);
     General Counsel of the Company (1982 to 1998) and the Bank (1969 to 1998);
     Director of the Bank (since 1969).

                         DIRECTORS CONTINUING IN OFFICE

                                     CLASS I
                            (Terms Expiring in 2004)

                                                                                             Served as a
                      Name, Age, Other Positions with the Company                          Director of the
        and the Bank and Principal Occupation for at least the Past Five Years              Company Since
        ----------------------------------------------------------------------             ---------------
Howard V. Ruderman, 75.....................................................................   1982
     Retired - President, Mohegan Electric Supply Co., Mohegan Lake, NY (1973
     to 1997); Director of the Bank (since 1969).

Edward T. Lutz, 56 ........................................................................   1999
     President and CEO, Lutz Advisors, Inc. (since 2001); Principal, Tucker Anthony
     (1999 to 2001); Senior Vice President, Capital Resources, Inc. (1996 to 1999);
     Senior Vice President, Lyons Zomback & Ostowski, Inc./Advest, Inc. (1988-1996);
     Regional Director FDIC - New York (1984 to 1988); Director of the Bank
     (since 1999).

                                    CLASS II
                            (Terms Expiring in 2005)

                                                                                              Served as a
                      Name, Age, Other Positions with the Company                           Director of the
        and the Bank and Principal Occupation for at least the Past Five Years               Company Since
        ----------------------------------------------------------------------              ---------------
Kenneth J. Torsoe, 67......................................................................   1982
     President, Torsoe Brothers Construction Corp., Suffern, NY; Partner,
     Normandy Village Company; Partner, Normandy Village Apts., Nanuet, NY
     (since 1964); Director of the Bank (since 1981).

Kevin J. Plunkett, 53......................................................................   1998
     Attorney, Partner of the law firm of Thacher Proffitt & Wood, White Plains, NY
     (since 2000) and Member and Shareholder of the law firm of Plunkett & Jaffe, P.C.,
     White Plains, NY (1979 to 2000); Director of the Bank (since 1998).

Steven T. Sabatini, 51.....................................................................   2001
     Senior Executive Vice President, Chief Financial Officer and Assistant Secretary
     of the Company and the Bank (since 1997); Executive Vice President, Chief
     Financial Officer and Assistant Secretary of the Company and the Bank (1995
     to 1997); Assistant to the Chairman of the Board of Directors of the Bank
     (1994 to 1995); and for at least five years prior to that, an audit partner with
     Ernst & Young LLP.

Executive Officers

      The executive officers are Mr. Hales, Mr. Crotty and Mr. Sabatini, who are described above.

Board Committees and Meetings

      The Board of Directors of the Company met twelve times during 2002. Each director attended 75% or more of the Board of Directors meetings held during the period he was a director. Each director attended 75% or more of the meetings held during 2002 for each Company committee such director is a member. The standing committees of the Board include: the Stock Option Committee, presently comprised of Messrs. Ruderman (Chairman), Lutz and Torsoe; the Audit Committee, presently comprised of Messrs. Lutz (Chairman), Ruderman and Plunkett; the Compensation Committee, presently comprised of Messrs. Fury (Chairman), Ruderman, and Plunkett; and the Nominating/Corporate Governance Committee, presently comprised of Messrs. Ruderman (Chairman), Lutz, Torsoe and Fury. The Stock Option Committee evaluates the awarding of options to purchase common stock of the Company to employees under the Company's stock option plans. The Audit Committee of the Company functions in a similar manner as that described below for the Bank's Examining Committee. The Audit Committee met ten times during 2002. Also see the Audit Committee Report included elsewhere herein and the Audit Committee Charter attached to this Proxy Statement as Appendix A for a further discussion of the Audit Committee's functions. The Compensation Committee establishes and reviews the policies and standards for hiring executives and makes recommendations to the Company's Board concerning hiring, promotion, and compensation policy. The Compensation Committee of the Company was formed in 2003 and has met one time prior to this annual meeting of stockholders. The Bank's Compensation Committee previously reviewed all Company and Bank compensation matters. Annually, the Compensation Committee evaluates compensation, including cash compensation, incentive bonus, and equity enumeration. The Nominating/Corporate Governance Committee solicits, evaluates, and makes recommendations to the Company's Board with respect to nominees for the Board of Directors and also establishes and monitors policy regarding corporate governance matters. The Nominating/Corporate Governance Committee was formed in 2003 and met one time prior to this annual meeting of stockholders.

      Each of the directors of the Company, except for Mr. Sabatini, is also a member of the Board of Directors of the Bank, which is the Company's principal subsidiary. Among its standing committees, the Board of Directors of the Bank has an Executive Committee, an Examining Committee and a Compensation Committee.

      The Executive Committee of the Bank's Board of Directors supervises the day-to-day business of the Bank, but does not have authority to act on matters which are not within the ordinary course of business. The Executive Committee's present members are Messrs. Torsoe (Chairman), Crotty, Fury, Hales, Lutz, Plunkett and Ruderman.

      The Examining Committee of the Bank's Board of Directors serves the same purposes which would be served by an audit committee. It reviews the Bank's internal auditing and control procedures and reviews and makes recommendations concerning internal accounting controls, financial reporting and accounting policy. Its present members are Messrs. Lutz (Chairman), Ruderman and Plunkett.

      The Compensation Committee of the Bank's Board of Directors establishes and reviews the policies and standards for hiring employees and makes recommendations to the Bank's Board concerning hiring, promotions and compensation policy. Its present members are Messrs. Fury (Chairman), Ruderman and Plunkett.

      The above Company and Bank Committees meet as and when required, except for the Audit and Examining Committees which meet at least four times each year. Certain matters that may come before a Committee may be reviewed or acted on by the Board as a whole.

Compliance with Section 16(a) of Securities Exchange Act

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the Rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the directors and executive officers are in substantial compliance with the filing requirements of Section 16(a), except for Mr. Ruderman (a Class I director), who filed a Form 4 disclosing the purchases of 4,000 shares of Company stock on two separate transactions later than the two-day transaction reporting deadline.

Compensation of Directors

      Each director of the Company during 2002 received $2,500 for each month served on the Company's Board of Directors for the period of January through March, and $3,500 for each month served for the period of April through December. In addition, each director of the Bank received $500 for each month served on the Bank's Board of Directors. Mr. Lutz, as Chairman of the Company's Audit Committee and director assigned with responsibility for the detailed review of the Company's and Bank's policies, received additional Board fees of $1,000 for each month served for the period of May through December 2002. No other compensation is paid to directors for serving on or attending meetings of the committees of the Company's or Bank's Board of Directors.

Director Stock Option Plan

      Under the Company's existing Director Stock Option Plan, as amended by the Board of Directors on March 24, 1999, certain non-employee directors receive annually, effective as of the close of each annual meeting of stockholders of the Company, a non-qualified option to purchase a fixed number of shares of Common Stock at an exercise price equal to the market value of such shares on the date of the grant. The number of shares subject to the option is based upon the number of years of service completed by the director. After two years of service, the director is entitled to an option covering 1,155 shares. Each additional year of service entitles the director to an option covering an additional 1,155 shares, until the director has completed fifteen years of service, after which the director is entitled to annual options covering 21,523 shares.

      The options may not be exercised prior to the first anniversary of the date of grant and expire ten years after the date of grant. At December 31, 2002, there were 156,474 shares remaining to be granted under the Director Stock Option Plan.

                        OWNERSHIP OF SHARES BY MANAGEMENT

      The following table sets forth certain information as of March 31, 2003 regarding the amount of Common Stock beneficially owned by the Company's directors and director nominees, the executive officers listed below under EXECUTIVE COMPENSATION and all directors and executives as a group:

                                                                             Number of Shares
                                                                               and Nature of       Percent
Beneficial Owner                                                           Beneficial Ownership*   of Class
----------------                                                           ---------------------   --------
Raymond J. Crotty (a).................................................             485,068           2.55
Michael H. Fury (b)...................................................             489,522           2.60
Thomas E. Hales (c)...................................................           3,183,186          16.26
Edward T. Lutz (d)....................................................               7,315             **
Kevin J. Plunkett (e).................................................              53,218             **
Howard V. Ruderman (f)................................................           1,050,427           5.60
Kenneth J. Torsoe (g) (h).............................................           1,874,702          10.03
Steven T. Sabatini (i)................................................             355,972           1.88
All directors and executive officers as a group (8 individuals).......           7,499,410          36.30

----------

* The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for the spouse and dependent children of the named individual and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated in the footnotes to this table, the named beneficial owner was the sole and exclusive owner of all listed shares as of the specified date. The table does not include that portion of the 1,539,528 shares owned by the Company's Employee Stock Ownership Plan (With 401(k) Provisions) ("KSOP"), of which Mr. Plunkett and Mr. Sabatini are trustees.

**    Less than 1.00% beneficial ownership in the Company.

(a) Includes 109,556 shares owned by Mr. Crotty jointly with his wife, and 375,512 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003. Does not include 88,788 or 14,475 shares allocated to Mr. Crotty under the KSOP and Key Employees Supplemental Investment Plan ("KESIP"), respectively.

(b) Includes 130,203 shares owned by Mr. Fury as a joint tenant with his wife (who recently passed away), 7,383 shares which he holds as trustee for his children, and 200,589 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(c) Includes 567,075 shares owned by Mr. Hales jointly with his wife, 177,185 shares owned by his wife, 157,019 shares held by the Hales Family Foundation, Inc., 164,746 shares held by the Hales Family LLC, and 939,061 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003. Does not include 257,130 or 129,138 shares allocated to Mr. Hales under the KSOP and KESIP, respectively.

(d) Includes 3,625 shares owned by Mr. Lutz jointly with his wife, 225 shares owned by his wife and 3,465 that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(e) Includes 4,604 shares held by Mr. Plunkett's wife, 141 shares held by Mr. Plunkett's wife and mother jointly, and 39,936 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(f) Includes 87,902 shares held by Mr. Ruderman's wife, and 129,136 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(g) Includes 43,044 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(h) If shares owned by Harald R. Torsoe were included, the total would be 3,144,066 shares (16.83%). Harald R. Torsoe is the brother of Kenneth J. Torsoe. However, Kenneth J. Torsoe disclaims beneficial ownership of the shares owned by his brother.

(i) Includes 290,970 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003. Does not include 22,030 shares or 9,581 shares allocated to Mr. Sabatini under the KSOP and KESIP, respectively.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth cash and certain other compensation paid to or earned by the Chief Executive Officer and the other executive officers of the Company for the years indicated. The Bank, which is the principal subsidiary of the Company, has paid or accrued all of the cash compensation shown.

                           Summary Compensation Table

                                                 Annual Compensation                     Long Term Compensation
                                                 -------------------                     ----------------------

                                                                                       Securities      All Other
                                                                                       underlying    Compensation
       Name and                       Salary (1)       Bonus (2)       Other (3)         options          (4)
 Principal Position(s)      Year          ($)             ($)             ($)              (#)            ($)
Thomas E. Hales             2002      $  665,000      $1,622,040      $   51,223         138,924      $  181,444
President, Chairman of      2001      $  635,000      $1,245,660      $   40,858         202,446      $  162,916
the Board and Chief         2000      $  605,000      $1,176,720      $   42,555         166,668      $  149,460
Executive Officer

Raymond J. Crotty           2002      $  225,000      $  355,824      $   49,380          71,513      $   57,067
Senior Executive Vice       2001      $  191,667      $  207,610      $   40,385          56,030      $   51,392
President, Chief            2000      $  185,000      $  196,120      $   43,727          42,929      $   44,551
Credit Officer and
Assistant Secretary

Steven T. Sabatini          2002      $  225,000      $  270,340      $   43,700          85,938      $   54,687
Senior Executive Vice       2001      $  191,667      $  207,610      $    8,026          68,359      $   50,346
President, Chief            2000      $  188,000      $  196,120      $    4,615          41,927      $   46,096
Financial Officer and
Assistant Secretary

----------

(1) Includes that portion of each named executive's salary deferred pursuant to the KSOP, the KESIP and the Key Employees Supplemental Diversified Investment Plan ("KESDIP") (but not amounts contributed for the named executives by the Company, which are included under "All Other Compensation").

(2) Reflects payments accrued for the indicated years under the Company's Executive Incentive Bonus Plan.

(3) Includes director fees paid to Executives and the value of personal use of a Company-provided car.

(4) Reflects annual contributions made for the account of each named executive to the KSOP, KESIP and KESDIP, and Company paid life and medical insurance.

                              Option Grants in 2002

The following table presents the options granted to each of the executive officers named in the Summary Compensation Table in 2002. The options referred to below were granted under the Company's 2001 Employee Stock Option Plan.

                                                                                              Potential realizable value
                                                                                              at assumed annual rates of
                                                                                               stock price appreciation
                                                                                                          for
                                                        Individual Grants                             option term*
                                                        -----------------                             ------------

                                               Percent of
                      Number of securities    total options
        Name            underlying option      granted to
                             granted          employees in      Exercise     Expiration        5%                10%
                               (#)             fiscal year    price ($/Sh)      date           ($)               ($)
Thomas E. Hales                    5,546              1.44%       $18.03        5/8/07     $   27,627        $   61,048
Thomas E. Hales                  117,438             30.58%       $16.39        5/8/12     $1,210,502        $3,067,650
Thomas E. Hales                   15,940              4.15%       $15.88       5/24/12     $  159,190        $  403,420
Raymond J. Crotty                 71,513             18.62%       $16.39        5/8/12     $  737,126        $1,868,022
Steven T. Sabatini                46,120             12.01%       $16.39        5/8/12     $  475,386        $1,204,721
Steven T. Sabatini                39,818             10.37%       $17.50       7/31/12     $  438,223        $1,110,544

--------------------------------------------------------------------------------

* The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the Common Stock of the Company over the option term, which is ten years (five years in the case of Mr. Hales' incentive stock options). The gains reflect a future value based upon growth at these prescribed rates.

Aggregate Option Exercises in 2002 and December 31, 2002 Fiscal Year End Option
                                     Values

The following table presents the number and value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2002, distinguishing between options that are exercisable and those that are not exercisable.

                          Shares
                         acquired                          Number of securities           Value of unexercised
                            on                            underlying unexercised          in-the-money options
                         exercise   Value realized       options at year-end (#)            at year-end ($)*
       Name                (#)            ($)

                                                       Exercisable     Unexercisable   Exercisable    Unexercisable
                                                       -----------     -------------   -----------    -------------
Thomas E. Hales ......    91,800      $1,204,658         1,018,277                 0    $5,324,252               NA
Raymond J. Crotty ....    50,911      $  334,283           439,281                 0    $3,161,970               NA
Steven T. Sabatini ...    65,946      $  457,223           271,062            19,909    $  933,485           $3,982

* Difference between the market value per share of the Company's Common Stock at December 31, 2002 ($17.70), and the option exercise price, multiplied by the number of shares covered by the options.

                              Employment Agreements

      The Company and the Bank are committed under employment agreements (as amended) with Mr. Hales, the Chairman, President and Chief Executive Officer; Mr. Crotty, Senior Executive Vice President and Chief Credit Officer; and Mr. Sabatini, Senior Executive Vice President and Chief Financial Officer, requiring annual salaries of $680,000, $225,000 and $225,000, respectively; annual bonus payments equal to six, one and one percent of net income of the Company under the Executive Incentive Bonus Plan, respectively, and annual stock option grants of 122,984 shares, 46,120 shares and 46,120 shares, respectively, issued at fair value (110 percent of fair value for incentive stock options if the key officer's ownership of the Company equals or exceeds 10 percent at the date of grant) and other benefits for the term of the agreements. Mr. Hales' employment agreement is for a five-year term, expiring November 16, 2003, while the agreements of Mr. Crotty and Mr. Sabatini are for three-year terms, expiring October 25, 2004.

      Mr. Hales' agreement also requires minimum annual salary increases of $30,000. All of the employment agreements include change in control provisions, requiring certain payments including three times annual salary and average bonus payments (as defined) in the event of voluntary or involuntary termination in the event of a change in control of the Company or the Bank. The agreements also require certain payments in the event of involuntary termination without cause, including three times annual salary and average Bonus Payments (as defined) in the case of Mr. Hales and one times such payments in the case of Mr. Crotty and Mr. Sabatini.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Company's Compensation Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

                 REPORT OF THE COMPANY'S COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

      The proxy statement rules of the SEC require a report from the Compensation Committee of the Board of Directors which discusses the compensation policies for executive officers and the Committee's rationale for compensation paid to the Chief Executive Officer. All of the compensation (other than stock options) paid to the Company's executive officers is paid to them by the Bank. Decisions concerning the Chief Executive Officer's compensation and guidelines for the compensation of the other executive officers are made by the Compensation Committee of the Company's and the Bank's Board of Directors and/or the full Boards. The following report is submitted by the Company's Compensation Committee.

Compensation Policies for Executive Officers

      The Compensation Committee's executive compensation policy is designed to provide competitive levels of compensation that align compensation with the Company's annual and long-term performance goals, reward good performance at the Company and Bank levels, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. A significant portion of an executive officer's compensation is performance-related, and, therefore, actual compensation levels vary from year to year and in any particular year may be above or below those of the Company's competitors.

      The Compensation Committee also believes that stock ownership by management is beneficial in aligning the interests of management and the Company's stockholders. Accordingly, the Compensation Committee has also relied upon stock-based compensation arrangements in compensating executive officers.

Relationship of Company's Performance to Compensation

      Compensation paid to the executive officers for 2002 consisted primarily of salary, annual bonus under the Company's Executive Incentive Bonus Plan and awards of stock options under the Company's Employee Stock Option Plans. While each executive officer's salary is determined on the basis of the individual's responsibilities and a comparison with salaries paid by competitors of the Company, the other primary components of executive compensation are directly related to Company and Bank performance.

Annual Bonus Arrangements

      Corporate performance determines the aggregate amount of annual bonuses, if any, awarded to the executive officers under the Executive Incentive Bonus Plan. In determining the aggregate percent of consolidated net income after taxes that is paid as bonuses in accordance with each executive's employment contract and the Executive Incentive Bonus Plan, the Compensation Committee considers the financial performance of the Company in comparison to the Company's business plan for the year, with particular emphasis on net income, return on average common equity, return on average assets and expense to revenue ratios. The Compensation Committee also considers certain measures of asset quality, including net charge-offs and the level of nonperforming loans, and other specific items such as capital ratios that the Board may have identified as being priorities.

      Certain subjective factors, such as the achievement of qualitative goals relating to customers and employees and the historic level of bonus payments at competing organizations in light of their relative performance, are also considered. After the Compensation Committee's evaluation of overall corporate performance, the individual performance of each of the executive officers is evaluated in light of the factors described above that are relevant to the officer's responsibilities.

      In 2002, the Committee took into account the fact that the Company achieved the highest net income reported in its history. Net income was $27.0 million and diluted earnings per common share was $1.42 for the year ended December 31, 2002, increases of 30.2 percent and 27.9 percent, respectively, over 2001. Return on average common stockholders' equity was 18.70 percent in 2002 and return on average total assets in 2002 was 1.24 percent.

Long-Term Incentive Plan Arrangements

      The long-term incentive component of executive officers' compensation for 2002 consists of awards of stock options under the Company's Employee Stock Option Plans (the "Plans"). The Plans are designed to link rewards for executive officers and other key personnel to increases in stockholder value, foster share ownership by the Company's executives and enable the Company to retain and attract key employees with superior management skills. Awards under the Plans and in accordance with each executive's employment contract, as applicable, consider performance during the prior year as measured by the factors described above under the caption "Annual Bonus Arrangements" and the Company's progress toward meeting longer-term objectives, emphasizing profitability and capital strength. The options granted to Mr. Hales, Mr. Crotty and Mr. Sabatini in 2002, shown under the caption "Long-Term Compensation" in the Summary Compensation Table, reflect their high level of individual performance and the Committee's view of the continuing importance of their role in determining the future success of the Company. The actual size of any stock option gains Mr. Hales, Mr. Crotty and Mr. Sabatini and other executives will realize depends solely on the future performance of the Company's Common Stock.

Independent Evaluation

      The Company also retained a law firm that has specialists in executive compensation to perform an annual evaluation of the Company's executive compensation compared to a peer group. The law firm issued their report on August 22, 2002, and the Committee considered the results of this report in determining the reasonableness of executive compensation for its three executives. The results of this report indicated that the

Company is performing at or exceeding the level of its peer group and that compensation is reasonable based on the performance of the Company.

                                     ******

      The Committee believes that the programs described above provide compensation that is competitive with the levels paid by other major corporations, effectively links executive and stockholder interests through performance and equity based plans and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged.

                                                       COMPENSATION COMMITTEE

                                                       Michael H. Fury, Chairman
                                                       Howard V. Ruderman
                                                       Kevin J. Plunkett

Principal Accounting Firm: Fees and Policies

      Set forth below is a summary of the fees paid for the years ended December 31, 2001 and December 31, 2002 to the Company's principal accounting firm, Deloitte & Touche LLP:

Fees                              December 31, 2001            December 31, 2002
----                              -----------------            -----------------
Audit Fees                                 $276,500                     $307,500
Audit-Related Fees (a)                     $  3,884                     $     --
Tax Fees (b)                               $116,022                     $ 37,180
All Other Fees (c)                         $ 15,142                     $     --

(a) Services under the caption Audit-Related Fees consisted principally of services related to registration statements for employee benefit plans.
(b) Services under the caption Tax Fees consisted principally of corporate compliance and consulting tax services.
(c) Services under the caption All Other Fees consisted principally of various due diligence, actuarial and compliance-related services.

      Deloitte & Touche LLP did not render any services related to financial information systems design and implementation during fiscal years 2002 and 2001.

      Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.

      Prior to engagement of the independent auditors for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

      1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

      2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

      3. Tax services include all services performed by the independent auditors' tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

      4. Other Fees are those associated with services not captured in the other categories.

      Unless a type of service to be provided by the independent auditors has received general pre-approval as outlined above, it will require specific pre-approval by the Audit Committee.

                             AUDIT COMMITTEE REPORT

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee"), which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. A copy of the Audit Committee Charter is set forth as Appendix A to this Proxy Statement.

      In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditors any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal control and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors and the internal auditors their audit plan and scope.

      The Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the independent auditors' audit of the consolidated financial statements. The Committee also discussed the results of the internal audit examinations.

      The Committee reviewed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the audit of those statements.

      Based on the above-mentioned review and discussions with the independent auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of Deloitte & Touche LLP as independent auditors and the Board of Directors concurred with such recommendation.

                                                        AUDIT COMMITTEE

                                                        Edward T. Lutz, Chairman
                                                        Howard V. Ruderman
                                                        Kevin J. Plunkett

                                PERFORMANCE GRAPH

      The following graph provides a comparison of the annual percentage changes in the cumulative total stockholder return on the Company's Common Stock with that of two Peer Groups and the Russell 2000 Market Value Index ("Russell 2000 Index") for the five-year period ended December 31, 2002. The comparison assumes that $100 was invested on December 31, 1997 in the Common Stock of the Company and in each of the foregoing indices and assumes the reinvestment of all dividends.

                 Comparison of Five-Year Cumulative Total Return
            Among the Company, Two Peer Groups and Russell 2000 Index

                                [GRAPH OMITTED]

                                                                  Period Ending
                                  -------------------------------------------------------------------------
Index                             12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
-----------------------------------------------------------------------------------------------------------
U.S.B. Holding Co., Inc.           $100.00      $ 73.39      $ 70.63      $ 59.89      $ 82.31      $ 97.11
Russell 2000                        100.00        97.45       118.17       114.60       117.45        93.39
U.S.B. Custom Peer Group 1*         100.00        98.33        79.11        81.92       120.23       148.28
U.S.B. Custom Peer Group 2**        100.00       100.39        86.24        88.43       128.53       140.11

* U.S.B. Custom Peer Group 1 consists of eighteen banks that trade on the major exchanges, are headquartered in NY, NJ, or CT, and have between $500M-$2.5B in total assets.

** U.S.B. Custom Peer Group 2 consists of thirteen banks that trade on the major exchanges, are headquartered in NY, NJ, or CT, and have between $1B-$3B in total assets.

* U.S.B. Custom Peer Group - $500M - $2.5B Bank Index. This U.S.B. Peer Group is a market-capitalization-weighted stock index combining price information from 18 banking institutions in New York, New Jersey and Connecticut with asset size of at least $500 million, but less than $2.5 billion as of December 31, 2002. The banking institutions included are:
      Alliance Financial Corporation, Arrow Financial Corporation, Berkshire Bancorp, Inc., BSB Bancorp, Inc., Center Bancorp, Inc., Financial Institutions, Inc., First of Long Island Corporation, Greater Community Bancorp, Interchange Financial Services Corporation, Intervest Bancshares Corporation, Lakeland Bancorp, Incorporated, Peapack-Gladstone Financial Corporation, State Bancorp, Inc., Sterling Bancorp, Suffolk Bancorp, Sun Bancorp, Inc., Tompkins Trustco, Inc. and Yardville National Bancorp..

** U.S.B. Custom Peer Group - $1.0B - $3.0B Bank Index. This U.S.B. Peer Group is a market-capitalization-weighted stock index combining price information from 13 banking institutions in New York, New Jersey and Connecticut with an asset size of at least $1.0 billion, but less than $3.0 billion as of December 31, 2002, including the Company. The banking institutions included are: Arrow Financial Corporation, BSB Bancorp, Inc., Financial Institutions, Inc., Lakeland Bancorp, Incorporated, State Bancorp, Inc., Sterling Bancorp, Suffolk Bancorp, Sun Bancorp, Inc., Tompkins Trustco, Inc., Trustco Bank Corp NY, U.S.B. Holding Co., Inc., United National Bancorp, and Yardville National Bancorp.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

      The following information is furnished with respect to each person known by management of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of March 31, 2003:

                                                Number of Shares
Name and Address                                  and Nature of          Percent
of Beneficial Owner                           Beneficial Ownership*     Of Class
-------------------                           ---------------------     --------
Thomas E. Hales (a)
     66 Brookwood Drive
     Briarcliff Manor, NY 10510 .........                 3,183,186       16.26

Howard V. Ruderman (b)
     6 Aspen Court
     Pomona, NY  10970 ..................                 1,050,427        5.60

Harald R. Torsoe (c)
     4 Bridgitte Court
     Suffern, NY  10901 .................                 1,269,364        6.81

Kenneth J. Torsoe (d)
     70 West Gate Road
     Suffern, NY  10901 .................                 1,874,702       10.03

U.S.B. Holding Co., Inc.
     Employee Stock Ownership Plan
     (With 401(k) Provisions)
     100 Dutch Hill Road
     Orangeburg, NY  10962 ..............                 1,539,528        8.26

----------

* The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for, the spouse and dependent children of the named individual and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated, the named beneficial owner was the sole and exclusive owner of all listed shares as of the specified date.

(a) Includes 567,075 shares owned by Mr. Hales jointly with his wife, 177,185 owned by his wife, 157,019 shares held by the Hales Family Foundation, Inc., 164,746 shares held by the Hales Family LLC, and 939,061 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003. Does not include 257,130 or 129,138 shares allocated to Mr. Hales under the KSOP and KESIP, respectively.

(b) Includes 87,902 shares owned by Mr. Ruderman's wife and 129,136 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

(c)   Includes 29,668 shares owned by Harald R. Torsoe's wife.

(d) Includes 43,044 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2003.

             CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

      During 2002, some of the directors and executive officers of the Company (and members of their immediate families and corporations, organizations, trusts and estates with which these individuals are associated) were indebted to the Bank in amounts of $60,000 or more. However, all such loans, which did not exceed a total of $1,060,000 (or approximately 0.66% of stockholders' equity at March 31, 2003) at any one time during 2002, were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons, and no such loan is classified at present as a nonaccrual, past due, restructured or potential problem loan.

      Outside of normal customer relationships, none of the directors, executive officers or 5% stockholders of the Company (or members of their immediate families) presently maintains, directly or indirectly, any significant business or personal relationship with the Company or the Bank, other than such as might arise by virtue of his position with, or ownership interest in, the Company, except as follows. Kevin J. Plunkett is a partner in the law firm of Thacher Proffitt & Wood, which was employed by the Company and the Bank during 2002 and received approximately $63,000 for services rendered and related out-of-pocket disbursements. This law firm also represented the Bank for loan closings for which additional fees of approximately $570,000 were paid by customers of the Bank during 2002. Mr. Plunkett does not have a direct business relationship with the Company or the Bank.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

      On recommendation of the Audit and Examining Committees of the Company and the Bank, respectively, the Board has appointed Deloitte & Touche LLP as independent auditors of the Company and the Bank for the year ending December 31, 2003. The appointment of Deloitte & Touche LLP continues a relationship that began in 1980. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and will be available to respond to appropriate questions.

                                  OTHER MATTERS

      The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals for inclusion in the proxy statement for the 2004 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by January 16, 2004. The by-laws of the Company do not include provisions for the submission of names of Board of Director nominees to the Nominating/Corporate Governance Committee. Stockholder proposals, together with any supporting statements, should be directed to the Secretary of the Company.

Date: April 24, 2003

                                              By order of the Board of Directors


                                              /s/ Michael H. Fury, Secretary

                                              Michael H. Fury, Secretary

APPENDIX A

                    U.S.B. HOLDING CO., INC. (the "Company")
                             AUDIT COMMITTEE CHARTER
                                 APRIL 16, 2003

I. PURPOSE

The Audit Committee of U.S.B. Holding Co., Inc. (the "Audit Committee") is established by the Board of Directors of U.S.B. Holding Co., Inc. (the "Board") for the primary purpose of assisting the Board in:

      - overseeing the integrity of the Company's financial statements,

      - overseeing the Company's compliance with legal and regulatory requirements,

      - overseeing the independent auditors' qualifications and independence,

      - overseeing the performance of the Company's internal and external audit function, and

      - overseeing the Company's systems of disclosure controls and internal controls regarding finance, accounting, legal, compliance, and ethics that management and the Board have established.

Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to, the Company's policies, procedures and practices throughout the organization. The Audit Committee also provides an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, the Board of Directors, and provides for employee communication as appropriate.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditors and to any advisors that the Audit Committee chooses to engage.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its responsibilities and duties.

Management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, including adequate and timely disclosure. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies, as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, and disclosure controls and procedures to ensure appropriate and timely disclosure in public reports.

The independent auditors are responsible for planning and performing audits in accordance with auditing standards generally accepted in the United States of America, including an audit of the Company's annual consolidated financial statements included in the Company's Annual Report on Form 10-K filed with the Securities & Exchange Commission (the "Commission"), and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each Quarterly Report on Form 10-Q with the Commission.

II. ORGANIZATION, MEMBERSHIP, AND QUALIFICATIONS

The Audit Committee shall be comprised of three or more directors, each of whom shall be independent directors (as defined by the applicable rules and regulations of the Commission, The New York Stock Exchange ("NYSE") and other applicable regulatory agencies), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. The Chairman of the Audit Committee and the members of the Audit Committee are appointed annually by the Board of Directors. All members of the Committee shall be financially literate, as such qualification is interpreted in the Board's business judgement. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with the criteria established by the NYSE, the Commission and other relevant regulations. The existence of an audit committee financial expert, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as and when required by the Commission. The qualifications and independence of Committee members will be reviewed annually by the Board of Directors. New Committee members will attend an orientation program to review audit committee responsibilities and duties and existing members are encouraged to participate in educational programs conducted by the Company or outside consultants.

No member may serve as a member of the Committee if such director serves on the audit committee of more than one other public company unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Notwithstanding other matters, the Committee will meet with management and the independent auditors prior to the issuance of financial earnings releases and prior to the filing of Reports on Form 10-Q and Form 10-K with the Commission. A majority of the number of Committee members shall constitute a quorum. Committee members may participate in, or conduct, a meeting of the Committee through the use of any means of communication by which all Committee members participating can hear each other during the meeting and participation by such means shall constitute presence at the meeting.

At least quarterly, the Committee will meet in a separate session with the independent auditors.

The Committee may request any officer or employee of the Company, outside counsel of the Company, the independent auditors or any special counsel or advisors to attend a Committee meeting. Members of management may also submit a request to present items to the Committee.

The Audit Committee is to meet in separate executive sessions with management, the Chief Internal Auditor and General Counsel at least once each year and at other times as necessary.

Minutes of all meetings and other relevant records will be maintained.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee will:

General

- Review and assess the adequacy of this written charter annually and recommend changes to the Board of Directors as necessary.

- Review and discuss with management the Company's annual financial statements, quarterly financial statements (including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations), and all internal control reports or summaries thereof. Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors.

- Recommend to the Board whether the annual financial statements should be included in the Annual Report on Form 10-K to be filed with the Commission.

- Review with financial management and the independent auditors the Quarterly Reports on Form 10-Q. Approve each Quarterly Report on Form 10-Q to be filed with the Commission.

- Review and approve earnings press releases with management and the independent auditors, including review of "pro-forma" or "adjusted" non-GAAP financial information.

- Discuss with management, financial information and earnings guidance provided to analysts and rating agencies. Discussions may be on general terms, such as the types of information to be disclosed and the type of presentation to be made.

- In consultation with the independent auditors and internal auditors, review the integrity of the Company's internal and external financial reporting processes, and the internal control structure, including disclosure controls and procedures. Receive information provided by the Disclosure Committee so as to review any matters of concern arising from the Disclosure Committee quarterly process related to the Sarbanes-Oxley Act certifications.

- Review with management and the independent auditors the content and basis for reports issued related to internal controls over financial reporting, including safeguarding of assets, as required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

- Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

- Review analyses prepared by management and discuss with the independent auditors significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

- Review with management, the effect of regulatory and accounting initiatives on the financial statements of the Company.

- Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding public reporting, accounting or auditing matters.

- Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

- Review with the independent auditors, the internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

- Oversee and monitor management's efforts to correct deficiencies noted in periodic audits and examinations.

- Prepare the Audit Committee Report to be published in the Company's annual proxy statement.

- As applicable for subsidiaries of the Company, fulfill the requirements of
Section 122 and 123 of the New York State Banking Department Law with respect to conducting an annual directors examination.

- Annually, perform a self-assessment relative to the Audit Committee's purpose, duties and responsibilities outlined herein.

- Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Independent Auditors

- Appoint, compensate, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

- Review with the independent auditors the proposed scope of services and plan for the annual audit.

- Review with the independent auditors any problems or difficulties and management's response; review the independent auditors attestation and report on management's internal control report; and hold timely discussions with the independent auditors regarding the following:

      - all critical accounting policies and practices;

      - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

      - other material written communications between the independent auditors and management including, but not limited to, the management letter and schedule of unadjusted audit differences; and

      - an analysis of the auditor's judgement as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgements made in connection with the preparation of the financial statements.

      - At least annually, obtain and review a report by the independent auditors describing all relationships between the independent auditors and the Company, addressing at least the matters set forth in Independence Standards Board Standard No. 1 (as modified or supplemented).

- Review and preapprove both audit and permitted nonaudit services to be provided by the independent auditors. The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors. Prior to the engagement of the independent auditors for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of the four categories of services (audit, audit-related, tax and other) to the Audit Committee for approval. Unless a type of service to be provided by the independent auditors has received general pre-approval as outlined above, it will require specific pre-approval by the Audit Committee.

- Though ultimate responsibility for executing partner rotation requirements rests with the independent auditors, the Committee will review compliance with the partner rotation requirements as promulgated by applicable rules and regulations. Rotations of the independent auditing firm and/or partners assigned to the engagement will also be reviewed as required by law or as otherwise appropriate.

- The Committee will prohibit management from hiring as a manager overseeing financial reporting matters of the Company, any person who was employed by the independent auditors and was the lead partner, concurring partner, or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company within the one-year period preceding the commencement of the audit of the current year's financial statements.

Internal Audit

- Review and advise on the selection and removal of the Chief Internal Auditor and the annual performance evaluation of the Chief Internal Auditor.

- Review the organizational structure, qualifications, staffing and budgeting of the internal audit function, including a discussion of these internal audit items with the independent auditors.

- Review the Internal Audit Charter on an annual basis.

- Review and approve the annual Internal Audit Plan. All internal audit reports are issued to the Chairman of the Audit Committee with copies provided to senior management. On a quarterly basis receive from the Chief Internal Auditor:

      - a description of the progress against this plan,

      - a summary of internal audit activities and significant reports, including Loan Review Function matters,

      - a description of any significant deficiencies in the system of internal controls,

      - a summary of any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the internal audit function's work, and

      - a report of any significant unresolved issues.

Ethical Compliance, Legal Compliance, and Risk Management

- Review the Company's written Business Code of Ethics and ensure that the code is in compliance with all applicable rules and regulations. Ensure that management has established a system to monitor compliance with the Business Code of Ethics, including the receipt of a report each year from the Company's General Counsel.

- Ensure that management has a proper review system in place to ensure that the Company's financial statements, reports and other financial information is in compliance with applicable laws and regulations

- Review periodic reports prepared by the Compliance Officer regarding the Company's program for complying with laws and regulations.

- Review with the Company's general counsel, legal compliance matters including corporate securities trading policies.

- Review with the Company's general counsel, legal matters that could have a significant impact on the organization's financial statements.

- Discuss policies with respect to risk assessment and risk management. Such discussions should include the Company's major financial and accounting risk exposures and the steps management has undertaken to control them.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED    Please
HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED      Mark Here
FOR MANAGEMENT'S NOMINEES FOR DIRECTOR BELOW IN ACCORDANCE      for Address  |_|
WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF              Change or
DIRECTORS.                                                      Comments
                                                                SEE REVERSE SIDE

1. Election of three (3) directors, constituting Class III members of the Board of Directors, to a three-year term of office.

      01 Thomas E. Hales
      02 Raymond J. Crotty
      03 Michael H. Fury

                VOTE FOR
              all nominees
               (except as                   VOTE WITHHELD
              marked to the                    for all
                contrary)                      nominees

                   |_|                           |_|

(Instruction: To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) in the space provided below.)

________________________________________________________________________________

2. In their discretion, upon such other business as may properly come before the meeting.


Signature_______________________ Signature_______________________ Date__________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-----------------------------------          -------------------------------------          ---------------------
              Internet                                  Telephone                                   Mail
     http://www.eproxy.com/ubh                       1-800-435-6710
Use the Internet to vote your                Use any touch-tone telephone to                 Mark, sign and date
proxy. Have your proxy card in               vote your proxy. Have your proxy                 your proxy card
hand when you access the web           OR    card in hand when you call. You will     OR            and
site. You will be prompted to enter          be prompted to enter your control                return it in the
your control number, located in              number, located in the box below,              enclosed postage-paid
the box below, to create and                 and then follow the directions given.                envelope.
submit an electronic ballot.
-----------------------------------          -------------------------------------          ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                            U.S.B. HOLDING CO., INC.

                              100 Dutch Hill Road
                           Orangeburg, New York 10962

                      2003 Annual Meeting of Stockholders

      The Proxy is Solicited by the Board of Directors of U.S.B. Holding Co., Inc., a Delaware Corporation (the "Company"). The undersigned stockholder(s) of the Company hereby appoints Robert E. Blackburn and Michael Giglio, and each of them, attorneys and proxies with full power of substitution and revocation, and hereby authorize them/him, to represent and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of its stockholders to be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901, on Wednesday, May 21, 2003, at 10:00 a.m. (local time), and at any adjournment thereof, with all powers the undersigned would possess if personally present, as specified on the reverse side.

      This proxy also delegates discretionary authority with respect to any other matters as may properly come before the Annual Meeting and at any adjournment thereof.

                    See Voting Instructions on Reverse Side

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

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